ARROW AUTOMOTIVE INDUSTRIES, INC.
         WAIVER AND FIRST AMENDMENT TO AMENDED AND RESTATED REVOLVING
                        CREDIT AND TERM LOAN AGREEMENT


      THIS WAIVER AND FIRST AMENDMENT (this "Amendment"), dated as of December 28, 1996, by and among Arrow Automotive Industries, Inc. (the "Borrower"), The First National Bank of Boston, a national banking association ("FNBB"), the other lending institutions listed on Schedule 1 to the Credit Agreement (together with FNBB, the "Banks"), and The First National Bank of Boston as agent to the Banks (the "Agent"), as parties to a certain Amended and Restated Revolving Credit and Term Loan Agreement, dated as of December 3, 1996 (the
"Credit Agreement").   Capitalized terms not otherwise defined herein shall
have the same meanings ascribed thereto in the Credit Agreement.

      WHEREAS, the Borrower has requested the Bank to make certain amendments to the Credit Agreement; and

      WHEREAS, the Banks are willing to make such amendments to the Credit Agreement subject to the terms and conditions set forth herein.

      NOW THEREFORE, the Borrower and the Agent and the Banks hereby covenant and agree as follows:

      1.    AMENDMENT TO CREDIT AGREEMENT.

            (a) The definition of Revolving Credit Loan Maturity Date contained in Section 1.1 of the Credit Agreement is amended by deleting the date "September 30, 1997" contained in such definition and substituting the date "December 31, 1997" therefor.

            (b) Section 11.2 of the Credit Agreement is amended by deleting the table contained in such Section 11.2 and restating it in its entirety as follows:

                  FISCAL PERIOD                             RATIO

                  3 month period:   Q3, 1997                1.0:1.0
                  6 month period:   Q3, 1997 through
                    Q4, 1997                                1.0:1.0
                  9 month period:   Q3, 1997 through
                    Q1, 1998                                1.0:1.0
                  Each period of four consecutive
                    fiscal quarters thereafter,
                    commencing with the four
                    consecutive fiscal quarters
                    ending on the last day of
                    Q2, 1998                                1.0:1.0


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            (c)   Section 11.4 of the Credit Agreement is amended by
      deleting such Section 11.4 and restating it in its entirety as follows:

            Section 11.4 TANGIBLE NET WORTH. The Borrower will not permit, as at the end of any fiscal quarter described in the table set forth below, Tangible Net Worth to be less than the amount set forth opposite such fiscal quarter in each table:

            FISCAL QUARTER                               AMOUNT

            Q2, 1997                                   $29,000,000
            Q3, 1997                                   $29,100,000
            Q4, 1997                                   $29,250,000
            Q1, 1998 and thereafter                    $29,250,000

            (d) Section 11.5 of the Credit Agreement is amended by deleting the table contained in such Section 11.5 and restating it in its entirety as follows:

            FISCAL PERIOD                                    AMOUNT

             9 month period:  Q1, 1997 through Q3, 1997    -$1,600,000
            12 month period:  Q1, 1997 through Q4, 1997    -$1,500,000
            Each fiscal quarter thereafter, commencing
            with the fiscal quarter ending on the last
            day of Q1, 1998.                                  $1.00

      2.    WAIVER.  The Bank hereby waives the provisions of Sections 11.2 and
11.5 of the Credit Agreement solely to the extent necessary to permit non-compliance with such Sections 11.2 and 11.5, and only for the fiscal quarter ended December 28, 1996.

      3. AMENDMENT FEE. The Borrower shall pay to the Agent for the PRO RATA accounts of the Banks on or prior to February 10, 1997 an amendment fee of $10,000.

      4. CONDITIONS TO EFFECTIVENESS. This Amendment shall be effective upon receipt by the Agent of (a) this Amendment duly and properly executed and delivered by the Borrower, the Banks and the Agent, and (b) the Amendment Fee.

      5. REPRESENTATIONS AND WARRANTIES. The Borrower, hereby represents and warrants to the Bank as follows:

            (a) REPRESENTATIONS AND WARRANTIES IN CREDIT AGREEMENT. The representations and warranties of the Borrower contained in the Credit Agreement (i) were true and correct in all material respects when made, and
(ii) except to the extent such representations and warranties by their terms are made solely as of a prior date, continue to be true and correct in all material respects on the date hereof.

            (b) RATIFICATION, ETC. Except as expressly provided by this Amendment, the Credit Agreement and all documents, instruments and agreements related thereto, including, but not limited to the Security Documents, are hereby ratified and confirmed in all respects and shall continue in full force and effect. The Credit Agreement and this Amendment shall be read and construed as a single agreement. All references in the Credit Agreement or any related agreement or instrument to the Credit Agreement shall hereafter refer to the Credit Agreement as amended hereby.

            (c) AUTHORITY, ETC. The execution and delivery by the Borrower of this Amendment and the performance by the Borrower of all of its agreements and obligations under the Credit Agreement as amended hereby are within the corporate authority of the Borrower and have been duly authorized by all necessary corporate action on the part of the Borrower.

            (d) ENFORCEABILITY OF OBLIGATIONS. This Amendment and the Credit Agreement as amended hereby constitute the legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their terms.

            (e) NO DEFAULT. After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

      6. NO OTHER AMENDMENTS OR WAIVERS. Except as expressly provided in this Amendment, all of the terms and conditions of the Credit Agreement and the other Loan Documents remain in full force and effect.

      7. EXPENSES. Pursuant to Section 17 of the Credit Agreement, all costs and expenses incurred or sustained by the Agent in connection with this Amendment, including the fees and disbursements of legal counsel for the Agent in producing, reproducing and negotiating the Amendment, will be for the account of the Borrower whether or not the transactions contemplated by this Amendment are consummated.

      8. EXECUTION IN COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but which together shall constitute one instrument.

      9. MISCELLEANOUS. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT UNDER THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS AND SHALL FOR ALL PURPOSES BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW). The captions in this Amendment are for the convenience of reference only and shall not define or limit the provisions hereof.

      IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment under seal as of the date first set forth above.

                        ARROW AUTOMOTIVE INDUSTRIES, INC.

                        By:  /S/ JAMES F. FAGAN
                              Name:  James F. Fagan
                              Title:  Executive Vice President

                        THE FIRST NATIONAL BANK OF BOSTON

                        By:  /S/ MATTHEW A. ROSS
                              Name:   Matthew A. Ross
                              Title:  Vice President

                        BTM CAPITAL CORPORATION

                        By:  /S/WILLIAM R. YORK, JR.
                              Name:   WILLIAM R. YORK, JR.
                              Title:  SR VP



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